UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report  (Date of earliest event reported):
November 9, 2012

CREXUS INVESTMENT CORP.
(Exact name of registrant as specified in its charter)

Maryland	1-34451	26-2652391
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1211 Avenue of the Americas
Suite 2902
New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (646) 829-0160

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01           Other Events.

On November 9, 2012, Annaly Capital Management, Inc. (“Annaly”) delivered a written proposal to the Board of Directors (the “Board”) of CreXus Investment Corp. (the “Company”) to acquire all of the outstanding shares of common stock of the Company that Annaly does not already own (the “Proposal”). A copy of the Proposal is attached hereto as Exhibit 99.1 to this current report and incorporated herein by reference.

On November 13, 2012, the Company issued a press release that is attached hereto as Exhibit 99.2 to this current report and incorporated herein by reference.

Item 9.01.         Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits:

99.1     Annaly Proposal, dated November 9, 2012

99.2     Press Release, dated November 13, 2012, issued by the Company

SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CreXus Investment Corp.

	By:	/s/ Daniel Wickey
		Name:	Daniel Wickey
		Title:	Chief Financial Officer

Date: November 13, 2012